                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1572
                                     DATED: SEPTEMBER 10, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                            30MM FLOATING RATE NOTES



BASE RATE:                Fed Funds (Prior Day H.15)


INDEX MATURITY:           One Day


CUSIP NUMBER:             59018S WT7


TRADE DATE:               September 10, 1997


SETTLEMENT DATE:          September 15, 1997


MATURITY DATE:            September 15, 1999


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.200%
                          (plus twenty bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   The 15th of March, June, September and December commencing December 1997 through Maturity, subject to Following Business Day Convention.


INITIAL INTEREST RATE:    TBD, September 15, 1997


FORM:                     Book-entry

